EFH Corp. 2009 BOA/ML Credit Conference Discussion Deck December 2-3, 2009 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the Securities and Exchange
Commission (SEC).  In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s long-
term hedging program could be affected by, among other things: any change in the ERCOT electricity market, including a regulatory or legislative change that results in wholesale electricity prices not being largely driven by natural gas prices; any decrease in market heat rates as the long-term hedging program generally does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lender under the commodity collateral posting facility to perform its obligations under a long-term hedge agreement or the facility, as applicable; or any other unforeseen event that results in the inability to continue to use a first lien to secure a substantial portion of the hedges under the long-term hedging program.  In addition, the forward-looking statements in this presentation regarding the company’s new generation plants could be affected by, among other things, any adverse judicial rulings with respect to the plants’ construction and operating permits.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

2

nd
largest competitive
electric generator in US
Largest lignite/coal and
nuclear baseload
generation fleet in Texas
Low-cost lignite reserves
Largest T&D utility in
Texas
High-growth service
territory
Constructive regulatory
regime
Largest retail
electricity  provider in
Texas
Strong customer value
proposition
The #1 power generator, retail electricity provider and transmission & distribution utility in Texas.
Energy Future Holdings Overview

Closed JV with MHI for Comanche
Peak 3 & 4
Comanche Peak 3 & 4 DOE ranking
(5th)
Received CREZ final order for $1.3
billion
Implemented new customer care
systems at TXU Energy
HR processes (Talent Management,
Performance Management, other)
Over 400,000 AMS meters installed
Solid earnings
Amended TCEH Credit Agreement
Hedging effectiveness
Solid safety performance
Sandow 5 / Oak Grove 1 & 2
construction on time and on budget
Baseload plants performing well
Implemented Service Excellence and
Governance
Where Have We Been? .... Highlights Since Merger
National climate and RES
leadership
Operational
Operational
achievements
achievements
Liquidity management improvements
Oncor Rate Case completed
Financial
Financial
achievements
achievements
Strategic
Strategic
initiatives
initiatives

1,021
1,044
2,760
2,564
3,819
3,596
1 See Appendix for Regulation G reconciliations and definition.
2 Twelve months ended December 31, 2008.  Includes $7 million for 2008 Plan and $21 million for 2008 Actual of Corp. & Other Adjusted EBITDA
3 Year to date results as of September 30, 2008 and 2009.  Includes $11 million and $15 million in 2008 YTD and 2009 YTD, respectively, of Corp. & Other Adjusted
EBITDA.
EFH maintains solid earnings performance, which reflects operational improvements and the effectiveness of our hedge program.
EFH Corp. Adjusted EBITDA (non-GAAP)
1
2008 Plan
2
vs. 2008 Actual
2
and YTD 08
3
vs. YTD 09
3
; $ millions
TCEH
Corp. & Other
Oncor
2008 Actual 2008 Plan
4,674
4,578
3,242
3,325
98%
of
Plan
1,342
1,315
YTD 08 YTD 09
6%
EFH Corp. Earnings Performance

2009E TCEH
Adjusted EBITDA
$2,760
YTD
9/30/09
2010 TCEH Adjusted EBITDA (non-GAAP) Key Drivers
No
Guidance
for 2010
$?
Q4
$300 - $400
$100 - $200
$0 - $100
$325 - $425
2010 Est. Impact
vs 2009 (millions) Key Drivers Assumptions
New Build
11-13 TWh
$7.80/MMBtu hedge price
7.2-7.4 heat rate
$56-$58 / MWh power price
$34-$37 / MWh margin
Retail
Margins
Potential retail margin expansion driven
by lower commodity environment
PRB
Higher delivered PRB coal costs
-
$10-$12 / ton
-
10-15 million tons
Commodity
Lower effective NG hedge
-
$0.34 / MMBtu
-
500-550 MMBtu
Lower effective HR hedge
-
$2-$3 / MWh
-
60-70 TWh
1
Illustrative for discussion purposes
2
1
See Appendix for Regulation G reconciliations and definition.
2
Total new build generation for 2010 and assumes performance for initial start-up year of operations for Oak Grove 1 and Sandow 5, and mid-year substantial completion for
Oak Grove 2

TCEH Open EBITDA (non-GAAP) Estimate
$1,900
2010E
%
$
$/MWh
$/MWh
TWh
Units
5-10%
$5.3 - $5.7B
$25 - $27
$42 - $44
72 – 78
2010E
Estimated power price
Assumptions
Retail
Revenues
4
Profitability percentage (after tax)
5
Wholesale
Total baseload generation
Average baseload cost
TCEH Open EBITDA (non-GAAP) Estimate
10E: $ millions
1
2
3
1
  Open EBITDA estimates assume generation is sold at market observed forward prices less production costs and retail volumes are sold at market observed retail rates and historical retail profitability percentage.  Estimates exclude all impacts of natural gas and power hedging activities, specifically the impacts of the TCEH Long-Term Hedging Program and any heat rate hedges. Additionally, this calculation includes provisions for fuel expense and O&M based on expected power generation output along with purchased power for sales to retail customers, and SG&A based on the generation output and sales to retail customers.  See Appendix for Regulation G definition.
2
  Estimated wholesale power prices for 2010 are based on average ERCOT NZ prices as of 9/30/09.
3
  Includes fuel (excluding nuclear fuel amortization), O&M and SG&A expenses
4

Based on an 11¢ / kWh average residential new offer pricing as reflected on the www.powertochoose.org and ~50 TWh of historical TXU Energy total sales
5
  Calculation assumes a 35% overall tax rate

7 7 7
EFH Corp. Adjusted EBITDA Sensitivities
Commodity
Percent Hedged at
September 30, 2009 Change
2010 Impact
$ millions
7X24 market heat rate (MMbtu/MWh) ~70 0.1 MMBtu/MWh ~16
NYMEX gas price ($/MMBtu) >95 $1/MMBtu ~12
Texas gas vs. NYMEX Henry Hub price ($/MMBtu)
3,4
>95 $0.10/MMBtu ~0
Diesel ($/gallon)
5
~100 $1/gallon ~0
Base coal ($/ton)
6
~85 $5/ton ~10
Generation operations
Baseload generation (TWh) n.a. 1 TWh ~20
Mine productivity (tons produced) n.a. 1 million tons ~5
Retail operations
Residential contribution margin ($/MWh) 28 TWh $1/MWh ~28
Residential consumption 28 TWh 1% ~10
Business markets consumption 25 TWh 1% ~4
Impact on EFH Corp. Adjusted EBITDA
10E; mixed measures
1
Balance-of-year (BOY) estimate based on commodity positions as of 9/30/09, net of long-term hedges and wholesale/retail effects.
2
Simplified representation of heat rate position in a single TWh position.  In reality, heat rate impacts are differentiated across baseload plants (linked primarily to changes in North Zone
7x24), natural gas plants (primarily North Zone 5x16) and wind (primarily West Zone 7x24).
3
Assumes conversion of electricity positions based on a ~8.0 market heat rate with natural gas being on the margin ~75-90% of the time (i.e., when coal is forecast to be on the margin, no natural gas position is assumed to be generated).
4
The percentage hedged represents the amount of estimated natural gas exposure based on Houston Ship Channel (HSC) gas price sensitivity as a proxy for Texas gas price.
5
Includes fuel surcharge on rail transportation.
6
Excludes fuel surcharge on rail transportation.
2
3
1
The majority of 2010 commodity-related risks are significantly mitigated.

Execute an aggressive
management plan
Deliver top
decile/quartile results
Maintain a competitive
position in marketplace
Maintain and enhance
TXU Energy brand
Identify and mitigate
operational risks
EFH Corp. Strategic Focus
Sustainable, Flexible, Dynamic Organization
Operational Excellence Operational Excellence
Prudent financial
management
Optimize balance sheet
Optimize hedge
platform
Identify and execute
internal / organic
opportunities
Financial Optimization Financial Optimization Position for Growth Position for Growth

1
Installed nameplate capacity.  Includes 2,181 MW of new coal-fueled generation under construction that is expected to come online in 2009 and 2010, 1,953 MW of mothballed gas plant capacity, 655 MW of gas plant capacity currently in Reliability Must Run (RMR) status with ERCOT.  Excludes 2,226 MW of gas-fueled generation from 10 units retired in May 2009.
2
At 9/30/09
3
Excludes purchased power
4
Twelve months ended 9/30/09
5
Total lignite and PRB fuel expense excluding emissions
30%
66%
4%
Luminant Overview
Business Profile
Generation
Baseload around-the-clock assets that dispatch at
low heat rate levels
~2,200 MW of capacity under construction and/or
start-up
Low-cost lignite reserves - Luminant mines ~20
million tons of lignite annually
Liquidity-light natural gas hedging program
designed to provide cash flow security
Voluntary SO and NO
x
emission reduction program
expected to reduce emissions below US averages
Comanche Peak expansion through Mitsubishi
partnership may provide a low-cost nuclear growth
option
12%
44%
32%
12%
Coal Gas Nuclear
Generating capacity
9/30/09 ; MW
Total generation
9/30/09
4
; GWh
18,320 MW
68,869 GWh
New Build-Coal
Safety
Wholesale power prices
Baseload reliability
Mining operations
Fuel costs
O&M costs
Operational excellence/continuous improvement
Stable competitive market
Value Drivers
1.33
0.99
Lignite Delivered
PRB
2.75
1.30
Lignite Delivered
PRB
Lignite/coal vs. PRB fuel cost
05-07 Average; $/MMBtu
13E; $/MMBtu
5
2
1 3
2

Safety
Industry leading performance at plants and mines
Operations
Ramp up performance of Sandow 5 and Oak Grove 1 and mid-year substantial completion of Oak Grove 2
Top decile/quartile availability at Comanche Peak and existing coal plants
Further embed “Luminant Operating System” and drive improvement through
Balance of Plant initiative
Drive continuous improvement at mines
Development
Continue to advance Comanche Peak 3 & 4 options
Explore opportunities for new technologies, including wind, solar, next generation coal and new demand sources such as plug-in hybrid electric vehicles (PHEV)
Risk Management
Continue effective and efficient hedging program that is intended to secure cash flows
Luminant Areas Of Focus – 2010

TXU Energy is the leading electricity retailer in the ERCOT market.
Value Drivers
Strong customer value proposition
• High brand recognition in Texas competitive areas
• Competitive retail prices
• Innovative products and services
• Committed to low income customer assistance
Back Office
• Latest Customer Care Platform (SAP)
Balance Sheet
• Combined TCEH risk management and liquidity
efficient capital structure
Margins (5–10% net)
1.9
1.5
0.7
0.4
0.2
0.2
TXU Energy Reliant Direct
Energy
Stream
Energy
Ambit First Choice
Source: Latest available company filings, TXU Energy estimates.
Business Profile
Residential customers/meters
At 6/30/09; millions
Sources: NERC, ERCOT
1.6
1.8
US Average ERCOT
13%
Projected annual demand growth
US avg. and ERCOT; CAGR (2007A-2017E)
TXU Energy total residential customers
2002-9/30/09; end of period, thousands
1,876
1,914
1,850
1,982
2,145
2,207
2,477
1,856
2002 2003 2004 2005 2006 2007 2008 09/30/09
TXU Energy has maintained market share since 2006.
TXU Energy Overview

Profitable Growth
Maintain margins
Expand profitable residential market share
and add profitable business markets customers
Customer Care System
Complete Call Center transition
Utilize system to enhance customer experience and brand
Risk Management
Accurate forecasting of customer needs
Active management and monitoring of procurement position to align with changing market conditions
TXU Energy Areas Of Focus – 2010

ERCOT CAGR: 1.8%

3.6
1.3
4.9
T&D [1]
CREZ [2]
Total

Supportive regulatory environment
10.25% authorized ROE
Expedited capital expenditure recovery
(transmission and AMS)
Low operating costs per customer
Strong demand growth vs. US average
Top quartile reliability (SAIDI) and safety
Oncor Overview
Value Drivers
Business Profile
Oncor focuses on maintaining safe operations, achieving a high level of reliability, minimizing service interruptions and investing in its transmission and distribution infrastructure to serve a growing customer base.
6
th
largest US transmission & distribution
company
Low costs and high reliability
No commodity position
Accelerated recovery of investments in
advanced meters and transmission
$1.3 billion CREZ investment
Sources: ERCOT, CDR Report, December 2008
Capital expenditure estimates
08–12E;
$ billions
Projected peak demand growth
1
Minimum capital spending of $3.6 billion over a five-year period, including AMS
2
Based on ERCOT cost  estimates
4.9
1.3
3.6
62
64
65
66
68
69
70
72
73
74
62
2007A 2008A 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E

Oncor Areas Of Focus – 2010
Safety and reliability
AMS
Full deployment of advanced meters expected by 2012 (over 400,000 meters installed through October 2009)
Capital investment of ~$690 million
Recovery through monthly surcharge over 11 years, began January 2009
(~$2.20 per month for average residential customer)
CREZ
Obtain CCN’s for priority lines requiring expedited construction
Continue construction of ~$1.3 billion of CREZ project
1 Based on ERCOT cost  estimates
1

Appendix – Additional Slides and Regulation G Reconciliations

EFH Corp. Debt Structure
Investor Group
EFH
$1.9 billion existing debt
Guarantor of $4.6 billion EFH Notes
$5.7 billion of debt
4
Energy Future
Intermediate
Holding
Company
Energy Future
Competitive
Holdings
Company
TCEH
Oncor Electric
Delivery Holdings
Ring-fenced entities
Guarantor of $6.8 billion TCEH Notes and $4.6 billion EFH
Notes
Guarantor of TCEH Sr. Secured Facilities and
Commodity Collateral Posting Facility (CCP)
$0.1 billion of existing debt
Guarantor of $6.8 billion Cash Pay and
PIK Toggle TCEH Notes
Guarantor of TCEH Sr. Secured Facilities
and CCP
$6.8 billion Cash Pay/PIK Toggle TCEH Notes
$22.4 billion Sr. Secured Facilities
³
~20%
Minority
Investor
$4.6 billion Cash Pay/PIK Toggle EFH Notes
$1.6 billion of other debt
$0.0 billion of CCP
Debt Outstanding ($ billions)
As of 9/30/09 Pro-forma
²
EFH $  6.7
EFIH 0.1
EFCH 0.1
TCEH 30.8
Non-regulated 37.7
Oncor 5.7
Total debt 43.4
Cash and cash equivalents
5,6
(2.2)
Restricted cash 6 (1.2)
Net debt   $40.0
EFH Corp. debt structure
¹
As of 9/30/09 Pro-forma
²
; $ billions
As of September 30, 2009, the EFH Corp. leverage ratio was 6.95
$0.12 billion New Senior Secured Notes
$0.14 billion New Senior Secured Notes
1
Summary diagram includes unamortized discounts and premiums and excludes subsidiaries of EFH that are not subsidiaries of Energy Future Intermediate Holding Company or Energy Future
Competitive Holdings Company, including TXU Receivables Company, which buys receivables from TXU Energy and sells undivided interests in such receivables under the TXU receivables program.
The existing debt amount for EFH includes a financing lease of an indirect subsidiary of EFH not included in the diagram above.
2
September 30, 2009 balances adjusted to include the effects of the EFH Corp. and EFIH debt exchange/issuance that closed on November 16, 2009 and the November 1, 2009 PIK election accrual.
3
Includes Deposit Letter of Credit Facility of $1,250 million that is shown as debt on TCEH’s balance sheet offset by $1,135 million of restricted cash (net of $115 million related to a letter of credit drawn in June 2009).
4
Includes securitization bonds issued by Oncor Electric Delivery Transmission Bond Company LLC and Oncor’s Revolving Credit Facility that had a balance of $537 million.
5
Includes $417 million (including accrued interest) of investments posted with counterparty.
6
Cash and cash equivalents and restricted cash as of September 30, 2009

EFH Current Maturity Profile
19,353
1,952
1,028
1,500
4,857
4,633
989
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020+
309
664
251 305
20,384
4,880
1,974
4,672
11
TCEH-Secured
EFH Corp. EFCH
TCEH-Revolver
TCEH-Unsecured
2,542
EFH Corp. debt maturities
1
(excluding Oncor),
2010-2020 and thereafter
268
$2.70 billion Revolving Credit
Facility expires in 2013
$1.25 billion LOC Facility
expires in 2014
EFIH
As of 9/30/09 Pro-forma
2
; $ millions
3
3
1
Includes amortization of the $4.1 billion Delayed Draw Term Loan and additional debt issued in May and November 2009 related to the PIK election of the EFH and TCEH PIK Toggle Notes.
2 September 30, 2009 balances adjusted to include the effects of the EFH Corp. and EFIH debt exchange/issuance that closed on November 16, 2009 and the November 1, 2009 PIK election accrual.
3 Excludes borrowings under the TCEH Revolving Credit Facility maturing in 2013, the Deposit Letter of Credit Facility maturing in 2014 and unamortized discounts and premiums.
The Credit Amendment approved in Q3 09 increases 2
nd
lien debt capacity by $4 billion and
Provides unlimited TCEH 1
st
lien capacity necessary to extend 2014 TCEH 1
st
lien maturities.

TCEH Amendments / Consents
In Q3 2009, TCEH received positive support (60%+ vote) from its secured lenders to amend its Credit Agreement
These amendments provide additional debt capacity to de-lever
TCEH and provide a vehicle for 2014 TCEH maturity extensions.
Credit Agreement Amendments
Ability to selectively Extend Revolver / Term Loan B
Ability to use unlimited 1st lien Post 2014 bonds and loans to retire
Term Loan B at par
Trade $1.25 billion 1st lien Accordion for additional $4 billion 2nd lien capacity at TCEH
Exclude 2nd lien debt at TCEH from Maintenance Covenant
calculation
Allow for 1st lien Secured Bond Offering under Accordion

EFH Corp. and EFIH Exchange Offer
In November 2009, EFH Corp. and EFIH completed a SEC-
registered debt-for-debt exchange
EFH is committed to improving the balance sheet
and is evaluating alternatives.
Exchange Offer Summary
In the exchange, EFH sought to issue up to an aggregate of
$3.0 billion of new EFH and EFIH secured 9.75% debt due
2019 for ~$4.5 billion of EFH Legacy and LBO Notes and
TCEH LBO Notes
Ultimately, ~$350 million of old debt was exchanged for ~$250 million aggregate of new EFH and EFIH debt

Unlikely source of significant de-levering at current
multiples
Asset sales
De-levering Beyond The Initial Exchange Offer
Weighted against competing opportunities Additional private equity
Valuation expectations (strategic partners)
Reasonable credit profile & maturity schedule (IPO)
Public equity
EFH and EFIH have in aggregate up to ~$4 billion of
additional debt capacity that can be used in future debt
issuances or exchanges
TCEH has ~$4 billion of additional 2 lien secured debt
capacity that can be used in future debt issuances or
exchanges
Debt issuances/exchanges
Commodity market improvement (heat rate, natural gas)
Capacity market implementation
Further cost or capital reductions
Incremental earnings/
cash
De-levering Tools
EFH has tools available to de-lever and will continue to monitor market conditions to ensure financial flexibility.
Description
nd

B+  (+1) n/a B+  (+2) n/a Caa3  (-2) n/a Sr. Secured
Fitch S&P Moody’s
EFIH LLC
B+  (+1) n/a
B+  (+2) n/a Caa3  (-2) n/a
Sr. Secured
Stable Stable Stable Stable Stable Stable Oncor Outlook
Negative Negative
Negative Negative Negative Negative
EFH Outlook
AAA
BBB  (+6)
BBB  (+6)
BBB- (+5)
CCC  (-3)
CCC  (-3)
B  (0)
BB  (+3)
CCC  (-3)
CCC  (-3)
CCC  (-3)
B+  (+1)
B
Pre-Exchange
AAA
BBB+  (+8)
BBB+  (+8)
BBB+  (+8)
CCC  (-2)
CCC  (-2)
CCC  (-2)
B+  (+2)
CCC  (-2)
CCC  (-2)
CCC  (-2)
B- (0)
B-
Current
AAA
BBB  (+6)
BBB  (+6)
BBB- (+5)
CCC  (-3)
CCC  (-3)
B  (0)
BB  (+3)
CCC  (-3)
CCC  (-3)
CCC  (-3)
B  (0)
B
Current
Aaa
Baa1  (+9)
Baa1  (+9)
Baa1  (+9)
Caa3  (-2)
Caa3  (-2)
Caa2  (-1)
B1  (+3)
Caa3  (-2)
Caa3  (-2)
Caa3  (-2)
Caa3  (-2)
Caa1
Current
BBB+  (+8) Baa1  (+9) Secured Notes
BBB+  (+8) Baa1  (+9)
Oncor Issuer Rating
BBB+  (+8) Baa1  (+9)
Secured Credit Facility
B- Caa1 EFH Issuer Rating
CCC  (-2) Caa3  (-2)
Unsecured
CCC  (-2) Caa2  (-1)
LBO Cash Pay/PIK Toggle
B+  (+2) B2  (+2) Credit Facilities (secured)
EFC Holdings Company
CCC  (-2) Caa3  (-2) Sr. Unsec (Pre – 10/07)
B- (0) Caa2  (-1)
LBO Cash Pay/PIK Toggle
EFH Corp.
TCEH Company LLC
CCC  (-2) Caa3  (-2) Secured
AAA Aaa
Oncor Transition Bonds
CCC  (-2) Caa3  (-2)
Pre-10/07 debt
CCC  (-2) Caa3  (-2) PCRBs
Pre-Exchange Pre-Exchange
Issuer / Security
Issuer/Debt Ratings Summary
Indicates change in rating pre-exchange vs. post-exchange
Issuer/Debt ratings for EFH Corp. and its subsidiaries
As of 11/17/09; rating agencies credit ratings
Note: Parenthetical amounts represent change in ratings notch from EFH Issuer Rating.

EFH Corp. Liquidity Management
4,380
5,814
8,050
EFH Corp. and TCEH have sufficient liquidity to meet their anticipated short-term needs, but  will continue to monitor market conditions to ensure financial flexibility.
EFH Corp. (excluding Oncor) available liquidity
As of 9/30/09; $ millions
5
• Liquidity reflected in the table does not
include the unlimited capacity available
under the Commodity Collateral Posting
Facility for ~ 650 million MMBtu of
natural gas hedges
4,100
4,085
2,700
938
1,736
1,250
791
459
482
1,703
Facility Limit LOCs/Cash Borrowings Availability
Cash and Equivalents
TCEH Letter of Credit Facility
¹
TCEH Revolving Credit Facility
²
TCEH Delayed Draw Term Loan Facility
³
Short Term Investments 4
1
Facility to be used for issuing letters of credit for general corporate purposes. Cash borrowings of $1.250 billion were drawn on this facility in October 2007, and, except for $115 million related to a letter of credit drawn in June 2009, have been retained as restricted cash.  Outstanding letters of credit are supported by the restricted cash.
2
Facility availability includes $141 million of undrawn commitments from a subsidiary of Lehman Brothers that has filed for bankruptcy.  These funds are only available from the fronting banks and the swingline lender, and exclude $26 million of requested draws not funded by the Lehman subsidiary.
3
Facility was used to fund expenditures for constructing certain new generation facilities and environmental upgrades of existing generation facilities.  Reported availability of zero excludes $15 million of commitments from the Lehman subsidiary.
4
Includes $417 million cash and $65 million letter of credit investment, maturing on 3/31/10, in collateral funding transactions with counterparties to certain interest rate swaps and commodity hedging transactions.
5
Pursuant to the Public Utility Commission of Texas (PUC) rules, TCEH is required to maintain available liquidity to assure adequate credit worthiness of TCEH’s retail electric provider subsidiaries, including the ability to return customer deposits, if necessary.  As a result, at 9/30/09, the total availability under the TCEH credit facilities should be further reduced by $237 million.

23 23 23
TCEH Natural Gas Exposure
TCEH Natural Gas Position
09-14
¹
; million MMBtu
Hedges Backed by Asset 1
st
Lien
Open Position
64
272
79
109
176
189
290
125
41
279
490
582
586
4
17
367
300
11
97
28
12
91
600
583
587
95
BAL 09 2010 2011 2012 2013 2014
100% Hedge Level
Factor Measure BAL09 2010 2011 2012 2013 2014
Total or
Average
Natural gas hedging
program
million
MMBtu ~39 ~298 ~466 ~492 ~300 ~97 ~1,692
Overall estimated percent
of total NG position hedged percent ~109% ~98% ~93% ~85% ~52% ~16% ~71%
TXUE and Luminant Net Positions
³
TCEH has hedged approximately 71% of its estimated Henry Hub-based natural gas price exposure from November 1, 2009 through December 31, 2014 . More than 95% of the natural gas hedges are supported directly by a 1
st
lien or by the TCEH Commodity Collateral Posting Facility.
Hedges Backed by CCP
²
1
As of 9/30/09.  Balance of year 2009 is from November 1, 2009 to December 31, 2009.  Assumes conversion of electricity positions based on a ~8.0 heat rate with natural gas being on the margin ~75-90% of the time (i.e. when other technologies are forecast to be on the margin, no natural gas position is assumed to be generated).
2
Commodity Collateral Posting Facility is secured by 1st lien.
3
Includes estimated retail/wholesale effects.  2009 position includes ~9 million MMBtu of short gas positions associated with retail gas puts and proprietary trading positions;
excluding these positions, 2009 position is ~99% hedged.

1
Summer 2009 ERCOT supply stack - indicative
Luminant plants are typically on the “book-ends”
of the supply stack. ERCOT’s
marginal price is set by natural gas in most hours of the year.
0
4
8
12
16
20
0 10 20 30 40 50 60 70 80
Cumulative GW
Luminant nuclear plant
Luminant lignite/coal plants
Luminant gas plants
Legend
ERCOT Supply Stack
1 Excludes 1,953 MW of mothballed gas plant capacity and 2,226 MW of gas-fueled generation from 10 units retired in May 2009. Includes 655 MW of gas plant capacity currently in RMR status with ERCOT.
Sources: ERCOT and Energy Velocity
®,
Ventyx
1

Luminant Generation Facilities
Generation capacity in ERCOT
At 9/30/09; MW
Nuclear 2,300 MW
Lignite/coal 5,837
Lignite – new 2,181
Natural gas 8,002
Total 18,320 MW
1 Represents 2,181 MW of new lignite-fueled generation under construction that is expected to come online in 2009 and 2010.
2 Reflects the retirement of 10 units (2,226 MW) of natural gas-fueled generation in May 2009.
HOUSTON
SAN ANTONIO
AUSTIN
WACO
MIDLAND
LUFKIN
ODESSA
DALLAS
TYLER
FORT
WORTH
Power Plants
Natural gas
Lignite/coal
Lignite, new build
Nuclear
1
2

82
89
92
90
91
93
02–03 04–05 06–07 08 09E 10E–11E
Luminant Operational Achievement
234
318
660
556
650
450
02–03 04–05 06–07 08 09E 10E–11E
Baseload capacity factors
02–11E; percent
Baseload capital expenditures
02–11E; $ millions
13%
Luminant needs to drive sustained high performance at the optimal investment level.
Merger Close
1
Baseload capital expenditures excluding any capital expenditures for Oak Grove and Sandow 5, new mine development, environmental retrofit program, and other development related capital expenditures
1

75
80
85
90
95
10 15 20 25 30 35 40
$/MWh
1 Benchmarking peer set defined as 18 month fuel cycle U.S. nuclear plants (42 plants / 66 units BWR & PWR).
Sources: EUCG May 2009 release for cost and WANO for Capability Factors.
CPNPP adjusted
for SGR Outage
Decile Quartile Median
Decile
Quartile
Median
Nuclear reliability vs. cost
¹
06–08; percent and $/MWh
CPNPP
High-Performance Nuclear Operator

High-Performance Coal Operator
Luminant vs. US lignite fleet net capacity factors
¹
Percent
Top decile
84.7%
Top quartile
79.8%
Luminant vs. US lignite fleet O&M
$/MWh
Top decile
3.3
Top quartile
4.0
Luminant has industry leading performance relative to other coal-fueled generators.
Luminant 06–08 fleet avg. = 84.7%
Luminant 08 fleet = 83.2%
Source: GKS
Luminant 06–08 fleet avg. = 3.11
Luminant 08 fleet = 3.29
1
Benchmarking net capacity factors based on GADS.
40
50
60
70
80
90
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00

High-Performance Coal Operator
65%
70%
75%
80%
85%
90%
95%
100%
2004 2005 2006 2007 2008
EFH Industry
Consistent high performance
Average coal fleet capacity factor
¹
04-08; percent
Range of coal unit 2-year capacity factors
²
04-08; percent
45%
50%
55%
60%
65%
70%
75%
80%
85%
90%
95%
100%
EFH (9) AYE (10) DYN (4) EIX (8) MIR (2) NRG (9) RRI (6)
Operator (# of Units)
Range 5 Yr Average
1 Based on unscrubbed merchant units greater than 450 MW. Industry total excludes EFH plants.
2 Includes merchant units greater than 450 MW.
Source:  Velocity Suite (Energy Velocity)

0
10
20
30
40
50
60
70
2003 2004 2005 2006 2007 2008
EFH Industry
Impact Of Refueling Outages
Avg. nuclear fleet refueling outage duration
¹
- 18 month cycle units
03-08; days
Nuclear fleet output
03-08; thousand GWh
Based on the refueling cycle, 1 refueling
outage will occur in 2010
2010 Refueling Outage Impact
2008 reflects 2 refueling outages
2008 outages were 19 days and 21 days
2009 outage was 25 days
2008-2009 Refueling Outage Impact
18 months
Duration: ~18-22 days
Nuclear Refueling Cycle
1 2005 and 2008 were dual refueling outage years; this graph shows the average outage duration for each of those years.
World record steam
generator outage
World record steam
generator outage
16
17
18
19
20
2003 2004 2005 2006 2007 2008
0
1
2
3
EFH
# of Refueling Outages

41,000
42,000
43,000
44,000
45,000
46,000
47,000
2003 2004 2005 2006 2007 2008
0
50
100
150
200
250
Net Gen
# of PO Days
Coal Fleet Output
Coal fleet output
03-08; GWh
YTD overhaul cycle and outage scope
drive duration is 121 days
2009 Planned Outage Impact
2008 reflects 136 planned outages days
2008 average major outage duration was
48 days
2008 Planned Outage Impact
3 or 4 year overhaul cycle depending on
unit
Duration is scope dependent
Coal Fleet Planned Outage Cycle

32 32
Luminant Solid-Fuel Development Program
Sandow Power Plant Unit 5
Rockdale, Texas
Oak Grove Power Plant
Robertson County, Texas
Texas lignite Texas lignite Primary fuel
~86% ~99% Percent complete at 9/30/09
N/A August 09 Initial synchronization
Late 2009
800 MW
Unit 1 Unit 2
Estimated net capacity 800 MW
Substantial completion date
¹
Mid 2010
Estimated net capacity 581 MW
Primary fuel Texas lignite
Initial synchronization July 2009
Substantial completion date
¹
September 30, 2009
Luminant’s construction of three new lignite-fueled generating units continues to track on budget, with Sandow 5 achieving substantial completion on Sept 30 .
1
Substantial completion date is the contractual milestone when Luminant takes over operations of the unit from the EPC contractor.
th

Nuclear Expansion
HEAVY INDUSTRIES, LTD.
…partnering with
…partnering with
a world-class
a world-class
equipment provider…
equipment provider…
Luminant is pursuing the construction of a next-generation nuclear facility by
…
…
…
and leveraging existing
and leveraging existing
site, water rights and
site, water rights and
leadership team.
leadership team.
Project includes two nuclear generation units each having approximately 1,700 MW
(gross) capacity, and is currently ranked 5th (first alternate) for DOE grants.

0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
0 4 8 12 16 20
0
500
1,000
1,500
2,000
2,500
3,000
3,500
ERCOT Average Daily Profile Of Load And Wind
Source: ERCOT
ERCOT average daily profile of load and wind output
August 09; mixed measures
Wind operating characteristics necessitate additional resources for reliability.
Average
Load
Average
Wind Output
Hour
Load
(aMW)
Wind Output
(MW)

Texas Wind Additions
0
2,000
4,000
6,000
8,000
10,000
12,000
Pre 01 01 02 03 04 05 06 07 08
093
09E 10E
RPS
¹
Target
of 2,880 MW
by 2009
RPS
¹
Target
of 5,880 MW
by 2015
CREZs
Designated
ERCOT SGIA
²
Cumulative wind capacity additions in Texas
Pre-01-10E; MW
1
Renewable Portfolio Standard
2
Signed Generation Interconnect Agreement; Includes 60MW of January 2009 installed wind capacity
3
As of September 30, 2009
Source: ERCOT – September 2009 System Planning Report to the Reliability and Operations Subcommittee

ERCOT Reserve Margins
ERCOT reserve margin
06-14; percent
16
15
14
17
20
19
17
16
14
0
5
10
15
20
25
06 07 08 09 10 11 12 13 14
May 2009
1 Source: ERCOT (reserve margin projection prior to summer peak and based on the reserve margin formula in effect at the time)
2 Source: ERCOT CDR as of May 2009
The ERCOT market currently appears to be reasonably positioned to support
Texas’ needs through 2013.
Year
Targeted minimum
reserve margin is 12.5%
Actuals
2
1

0
2
4
6
8
10
12
14
2003 2004 2005 2006 2007 2008 2009
0
2
4
6
8
10
12
14
2003 2004 2005 2006 2007 2008 2009
Houston Ship Channel settled natural gas prices
¹
Jan 03-Sep 09; $/MMBtu
Market Price Snapshot
NYMEX forward natural gas prices
²
Bal 09-11; $/MMBtu
NYMEX settled natural gas prices
¹
Jan 03-Sep 09; $/MMBtu
Houston Ship Channel forward natural gas prices
²
Bal 09-11; $/MMBtu
0
2
4
6
8
10
12
14
Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09
Bal09 2010 2011
0
2
4
6
8
10
12
14
Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09
Bal09 2010 2011
1
Settled prices are monthly averages.
2
Forward prices reflect market observable quotes during the 12 months ended September 30, 2009 for the following delivery periods:  Balance of 09, Calendar 2010 and Calendar 2011.
    Balance of 09 prices reflect an increase in market observable prices in September capturing projected winter demand for gas.

5
7
9
11
13
Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09
Bal09 2010 2011
5
7
9
11
13
Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09
Bal09 2010 2011
5
6
7
8
9
10
11
12
13
2003 2004 2005 2006 2007 2008 2009
Market Price Snapshot
5
6
7
8
9
10
11
12
13
2003 2004 2005 2006 2007 2008 2009
ERCOT North Zone 7x24 settled heat rate
Jan 03-Sep 09; MMBtu/MWh
ERCOT North Zone 7x24 forward heat rate
Bal 09-11; MMBtu/MWh
ERCOT North Zone 5x16 forward heat rate
Bal 09-11; MMBtu/MWh
ERCOT North Zone 5x16 settled heat rate
Jan 03-Sep 09; MMBtu/MWh
1
Market heat rate calculated by dividing 7x24 and 5x16 power prices, as appropriate, by Houston Ship Channel natural gas prices.
2
Settled prices are monthly averages.
3
Forward prices reflect market observable quotes during the 12 months ended September 30, 2009 for the following delivery periods: Balance of 09, Calendar 2010 and Calendar 2011.
Balance of 09 market observable quotes reflect data up to July 31, 2009 only due to decreasing sample size for remaining months.
1,2
1,3
1,3
1,2

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39 New TXU Energy Marketing Campaign

ONCOR

OKLAHOMA
ARKANSAS
LOUISIANA
MEXICO
Central
McCamey
MEXICO
GULF of MEXICO

New Oncor Infrastructure
…to support the continued buildout of
wind capacity in Texas
Oncor’s investment in CREZ will receive accelerated recovery, consistent with other transmission investment, mitigating regulatory delay.
Oncor expects to invest ~$1.3 billion
¹
over
the next 4 years on new transmission lines…
1
PUC awarded approximately $1.3 billion (based on ERCOT estimates) of the CREZ buildout to Oncor.

Oncor Demand-Side Management
Oncor is leading the largest smart-meter deployment in the US with an initiative to have 3.4 million meters connected by 2012
(over 400,000 meters installed through October 2009)
Oncor recovers its investment through a
PUC-approved surcharge
Customer monitoring of consumption
“Smart” appliances
Dynamic pricing
Oncor’s
energy efficiency filing has been approved and is reflected in rates.
Oncor to deploy ~$690 million of capital
for smart meters…
…that will enable key DSM initiatives

Energy Future Holdings

ONCOR

TXU Energy

Luminant

EFH Corp. Stakeholder Commitments
Entity Key Commitments
We are honoring our commitments to key stakeholders.
Create a Sustainable Energy Advisory Board (SEAB) to advise the company on environmental policies
Maintain employee compensation, health benefits and retirement programs through end of 2008
Voluntarily filed for PUC review of LBO with regard to Oncor
Minimum capital spending of $3.6 billion over a five-year period
Demand reduction program including an additional 5-year, $100 million investment in conservation and energy efficiency
Deliver 15% residential price cut to legacy PTB customers with guaranteed price protection through 2008
Additional price protection against rising electricity costs through
December 2009 for legacy PTB customers
Five-year commitment, through 2012, to invest $100 million in innovative energy efficiency and conservation approaches, including new tools for customers to manage their own electricity usage
Terminate eight planned coal-fueled units
Provide increased investment in alternative energy
Double wind energy purchases to 1,500 MW
1 indicates completed or in progress.
Status¹

Financial Definitions
Open EBITDA estimates assume generation is sold at market observed forward prices less production costs and retail volumes are sold at market observed retail rates and historical retail profitability percentage.  Estimates exclude all impacts of natural gas and power hedging activities, specifically the impacts of the TCEH Long-Term
Hedging Program and any heat rate hedges. Additionally, this calculation includes provisions for fuel expense and
O&M based on expected power generation output along with purchased power for sales to retail customers, and
SG&A based on the generation output and sales to retail customers.
Open EBITDA
(non-GAAP)
Net income (loss) from continuing operations before interest expense and related charges, and income tax expense
(benefit) plus depreciation and amortization.
EBITDA
(non-GAAP)
Generally accepted accounting principles.  GAAP
The purchase method of accounting for a business combination as prescribed by GAAP, whereby the purchase price of a business combination is allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values.  The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such noncash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger. Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization, other income and interest expense in the income statement.
Purchase Accounting
Total debt, including securitization and Commodity Collateral Posting Facility, less cash on hand and restricted cash.
Net Debt (non-GAAP)
EBITDA adjusted to exclude interest income, noncash items, unusual items, interest income, income from discontinued operations and other adjustments allowable under the EFH Corp. Senior Notes bond indenture.
Adjusted EBITDA plays an important role in respect of certain covenants contained in the EFH Corp. Senior Notes.
Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH Corp.’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements.  Because not all companies use identical calculations, Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
Adjusted EBITDA
(non-GAAP)
Definition Measure

Table 1: EFH Corp. Adjusted  EBITDA Reconciliation
Twelve months ended 12/31/08 and nine months ended 9/30/08 and 9/30/09
$ millions
22
-
221
-
-
512
-
325
55
(22)
213
(1,053)
2,277
1,217
2,505
(462)
(983)
YTD 08
9 29 Losses on sale of receivables
(7) - Amortization of ”day one” net loss on Sandow 5 power purchase agreement
90 8,000 Impairment of goodwill
³
3 - EBITDA amount attributable to consolidated unrestricted subsidiaries
54 (160) Net income attributable to noncontrolling interests
5 1,221 Impairment of assets and inventory write-down 4
259 460 Purchase accounting adjustments
²
(30) (27) Interest income
71 76 Amortization of nuclear fuel
(713) (2,329) Unrealized net (gain) loss resulting from hedging transactions
Adjustments to EBITDA (pre-tax):
(1,043) (496) Oncor EBITDA
117 1,582 Oncor distributions/dividends
¹
2,136 4,935 Interest expense and related charges
3,883
1,286
254
207
YTD 09
(9,838) Net income (loss) attributable to EFH Corp.
(471) Income tax expense (benefit)
1,610 Depreciation and amortization
(3,764) EBITDA
2008 Factor
Note: Table and footnotes to this table continue on following page

Table 1: EFH Corp. Adjusted  EBITDA Reconciliation (continued from previous page)
Twelve months ended 12/31/08 and nine months ended 9/30/08 and 9/30/09
$ millions
- - (21) Insurance settlement proceeds
9
3,819
926
2,893
100
(10)
65
22
9
9
YTD 09
3,596
807
2,789
100
32
44
38
1
24
YTD 08
3 Severance expense
6
27 Non-cash compensation expense
5
4,845 Adjusted EBITDA per Incurrence Covenant
4,578 Adjusted EBITDA per Restricted Payments Covenant
100 Expenses incurred to upgrade or expand a generation station
11
(267) Add back Oncor adjustments
64 Transaction and merger expenses
8
45 Transition and business optimization costs
7
35 Restructuring and other
10
2008 Factor
1 2008 includes $1.253 billion distribution of net proceeds from the sale of Oncor minority interests.
2 Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped-up value of nuclear fuel.  Also includes certain credits not recognized in net income due to purchase accounting.
3 Reflects the completion in the first quarter of 2009 of the fair value calculation supporting the goodwill impairment charge that was recorded in the fourth quarter of
2008.
4 Includes impairment of emissions allowances.
5 Accounted for under accounting standards related to stock compensation and excludes capitalized amounts.
6 Includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
7 Includes professional fees primarily for retail billing and customer care systems enhancements.
8 Includes costs related to the Merger, the Sponsor management fee, outsourcing transition costs, costs related to certain growth initiatives and costs related to the
Oncor sale of noncontrolling interests.
9 Includes the amount received from property damage to certain mining equipment.
10 Includes a litigation accrual and a charge related to the bankruptcy of a subsidiary of Lehman Brothers Holdings Inc.
11 Reflects noncapital outage costs.

Table 2: TCEH Adjusted  EBITDA Reconciliation
Twelve months ended 12/31/08 and nine months ended 9/30/08 and 9/30/09
$ millions
1
8
22
-
-
221
-
502
-
290
55
(45)
1,347
827
1,756
(425)
(811)
YTD 08
3
10
29
-
-
(2,329)
-
1,210
8,000
413
76
(60)
(4,263)
1,092
3,918
(411)
(8,862)
2008
5 Corp. depreciation, interest and income tax expense included in SG&A
9 Losses on sale of receivables
(7) Amortization of ”day one” net loss on Sandow 5 power purchase agreement
9 Severance expense 5
1 Non-cash compensation expense 4
70 Impairment of goodwill
²
3 EBITDA amount attributable to consolidated unrestricted subsidiaries
2 Impairment of assets and inventory write-down
³
224 Purchase accounting adjustments
¹
(40) Interest income
71 Amortization of nuclear fuel
(713) Unrealized net (gain) loss resulting from hedging transactions
Adjustments to EBITDA (pre-tax):
1,331 Interest expense and related charges
3,016
862
330
493
YTD 09
Net income (loss)
Income tax expense (benefit)
Depreciation and amortization
EBITDA
Factor
Note: Table and footnotes to this table continue on following page

Table 2: TCEH Adjusted  EBITDA Reconciliation (continued from previous page)
Twelve months ended 12/31/08 and nine months ended 9/30/08 and 9/30/09
$ millions
- - (21) Insurance settlement proceeds
8
2,790
8
218
2,564
100
32
1
30
YTD 08
22 33 Transition and business optimization costs
6
3 10 Transaction and merger expenses
7
21 15
Other adjustments allowed to determine Adjusted EBITDA per Maintenance
Covenant
10
2,760 3,242 Adjusted EBITDA per Incurrence Covenant
2,842 3,507 Adjusted EBITDA per Maintenance Covenant
100 100 Expenses incurred to upgrade or expand a generation station
9
61 250 Expenses related to unplanned generation station outages
9
(15)
YTD 09
31 Restructuring and other
2008 Factor
1 Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts, power purchase agreements and the stepped up value of nuclear fuel. Also includes certain credits not recognized in net income due to purchase accounting.
2 Reflects the completion in the first quarter of 2009 of the fair value calculation supporting the goodwill impairment charge that was recorded in the fourth quarter of
2008.
3 Includes impairment of emissions allowances.
4 Excludes capitalized amounts.
5 Includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
6 Includes professional fees primarily for retail billing and customer care systems enhancements.
7 Includes costs related to the Merger, outsourcing transition costs and certain growth initiatives.
8 Includes the amount received from property damage to certain mining equipment.
9 Reflects noncapital outage costs.
10 Primarily pre-operating expenses related to Oak Grove and Sandow 5 generation facilities.

Table 3: Oncor Adjusted  EBITDA Reconciliation
Twelve months ended 12/31/08 and nine months ended 9/30/08 and 9/30/09
$ millions
- - 860 Impairment of goodwill
²
1,021
-
(33)
(34)
1,088
370
229
180
309
YTD 08
1,315
1
(43)
(45)
542
492
316
221
(487)
2008
(30) Purchase accounting adjustments
¹
(32) Interest income
1,075 EBITDA
1,044 Adjusted EBITDA
31 Transition and business optimization costs
258 Interest expense and related charges
405
140
272
YTD 09
Net income
Income tax expense
Depreciation and amortization
Factor
1
Purchase accounting adjustments consist of amounts related to the accretion of an adjustment (discount) to regulatory assets resulting from purchase accounting.
2
Reflects goodwill impairment charge that was recorded in the fourth quarter of 2008.

Table 4: EFH Corp. Net Debt Reconciliation
As of September 30, 2009 Pro-forma
¹
$ millions
39,849
(1,214)
(417)
(1,725)
43,205
41,442
326
1,437
9/30/09
178
-
-
-
178
178
-
-
Pro-forma
Adjust.
¹
40,027 Net debt
(1,214) Restricted cash
(1,725) Cash and cash equivalents
(417) Investments posted with counterparty
Less:
41,620 Long-term debt, less amounts due currently
1,437 Short-term borrowings
326 Long-term debt due currently
43,383 Total debt
9/30/09
Pro-forma Description
1 Pro-forma adjustment includes: reductions of $(214.4) million and $(143.1) million, respectively, of EFH and TCEH legacy and LBO debt and issuances of
$115.5 million and $141.1 million, respectively, of new EFH and EFIH 9.75% debt due 2019, as a result of the exchange that closed on November 16, 2009; and
the effect of the November 1, 2009 EFH and TCEH PIK election accruals of approximately $169 million and $110 million, respectively.

Table 5: TCEH Net Debt Reconciliation
As of September 30, 2009 Pro-forma
¹
$ millions
28,912
(1,136)
(754)
30,802
29,702
200
900
9/30/09
(33)
-
-
(33)
(33)
-
-
Pro-forma
Adjust.
¹
28,879 Net debt
(1,136) Restricted cash
(754) Cash and cash equivalents
Less:
29,669 Long-term debt, less amounts due currently
900 Short-term borrowings
200 Long-term debt due currently
30,769 Total debt
9/30/09
Pro-forma Description
1 Pro-forma adjustment includes a reduction of $(143.1) million of TCEH LBO debt as a result of the exchange that closed on November 16, 2009 and the effect of the November 1, 2009 TCEH PIK election accrual of approximately $110 million.

Table 6: Oncor Net Debt Reconciliation
As of September 30, 2009
$ millions
5,573 Net debt
(79) Restricted cash
(22) Cash and cash equivalents
Less:
5,031 Long-term debt, less amounts due currently
537 Short-term borrowings
106 Long-term debt due currently
5,674 Total debt
9/30/09 Description